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                                                                   Exhibit 10.11

                               WEINER & BIBLO, LLP
                                ATTORNEYS AT LAW
                         555 BROADHOLLOW RD., SUITE 274
                              MELVILLE, N.Y. 11747
                            Telephone (516) 752-4040
                            Facsimile (516) 752-4049

                                                                December 9, 1999

J.A. Bernstein & Co., Inc.                            Axonyx, Inc.
825 Third Avenue                                      825 Third Avenue
New York, New York 10022                              New York, NY 10022
Attn: Jay Bernstein                                   Attn: Michael Strage

Re:  825 Third Avenue, New York, New York

Dear Jay & Michael;

          The following is agreed to by the undersigned  parties:

          1. The parties hereto agree that they are not partners, but rather have merely agreed to share space in the building located at 825 Third Avenue, New York, New York.

          2. J.A. Bernstein & Co., Inc. shall pay $5,000.00 per month for rent and Axonyx, Inc. shall pay $9,000.00 each month.

          3. Each party agrees to indemnify and hold harmless the other party for their share of the rent and for any damages, costs, and expenses arising from their use and occupancy of the premises.

          4. Each party agrees to perform all provisions of the Occupancy Agreement.

          5. Each party shall have the exclusive right to use the rooms as designated on the attached drawing.

          6. J.A. Bernstein shall be solely responsible for the 1% administrative cost in paragraph 3 of the Occupancy Agreement.

         Please confirm your agreement with the above by signing where indicated.

                                            Very truly yours,

                                            /s/ Laryy Biblo
                                            ------------------------
                                            Larry Biblo

         J.A. Bernstein & Co., Inc.         Axonyx, Inc.

         By:      /s/ Jay Bernstein         By:      /s/ Michael M. Strage
            --------------------------         -----------------------------
                  Jay Bernstein                      Michael M. Strage